Supplement dated January 13, 2023
to the following initial summary prospectus(es):
JPMorgan Multi-Asset Choice and JPMorgan Multi-Asset Choice New York dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust held on December 7, 2022, the Board approved the termination of Neuberger Berman Investment Advisers LLC as the subadviser to the NVIT Neuberger Berman Multi Cap Opportunities Fund (the "Fund") and the appointment of Jacobs Levy Equity Management, Inc. as the Fund’s new subadviser. This change is anticipated to take effect on or about February 21, 2023 (the "Effective Date"). As a result of the change in subadvisor, the name of the Fund is changing to the NVIT Jacobs Levy Large Cap Core Fund.
As of the Effective Date the initial summary prospectus is amended as follows:
The names of the investment option(s) and subadvisor(s) are updated as indicated below:
CURRENT INFORMATION	UPDATED INFORMATION
Nationwide Variable Insurance Trust – NVIT Neuberger
Berman Multi Cap Opportunities Fund: Class I
Investment Advisor: Nationwide Fund Advisors
Investment Sub-Advisor: Neuberger Berman Investment Advisers
LLC
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.
All references to the Fund’s former name and Sub-Advisor are replaced accordingly.
ISP-0689